C&S-500 (Rev. 1-84)                                           EXHIBIT 3.1

      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
(FOR BUREAU USE ONLY)            FILED                  DATE RECEIVED


                            JAN 15 1985                     JAN 1985


                                 ADMINISTRATOR
                          MICHIGAN DEPT. OF COMMERCE
                        CORPORATION & SECURITIES BUREAU

EFFECTIVE DATE:
        CORPORATION IDENTIFICATION NUMBER 122-088

                           ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS

   (Please read instructions and Paperwork Reduction Act notice on last page)

  Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

ARTICLE I
The name of the corporation is:
                              LDM INDUSTRIES INC.

ARTICLE II
The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.




ARTICLE III
The total authorized capital stock is:

1.  Common Shares     100,000           Par Value Per Share $ 0.10 cents.
                 ------------------
    Preferred Shares                    Par Value Per Share $
                    ---------------                          -------------
and/or shares without par value as follows:

2.  Common Shares                    Stated Value Per Share $
                 -------------------                         -------------

    Preferred Shares                 Stated Value Per Share $
                    ----------------                         -------------

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

        ALL SHARES SHALL BE ON ONE (1) CLASS, COMMON, AND  SHALL BE ENTITLED
TO ONE (1) VOTE PER SHARE AND HAVE EQUAL RIGHTS TO DIVIDENDS AND DISTRIBUTION UPON LIQUIDATION. NO EXISTING OR FUTURE SHAREHOLDER SHALL HAVE ANY PRE-EMPTIVE RIGHTS AND THERE SHALL BE NO RESTRICTIONS UPON TRANSFER.


SEAL APPEARS ONLY ON ORIGINAL

ARTICLE IV

1.  The address of the registered office is:

    23501               Mound Road      Warren,         Michigan     48091
----------------------------------------------------              ------------
    (Street Address)                     (City)                   (ZIP Code)

2.  The mailing address of the registered office if different than above:
                                                      Michigan
----------------------------------------------------,             ------------
    (P.O. Box)                           (City)                   (ZIP Code)

3.  The name of the resident agent at the registered office is:

                                                        Richard J. Nash
------------------------------------------------------------------------------

ARTICLE V

    The name(s) and address(es) of the incorporator(s) is (are) as follows:
    Name                                        Residence or Business Address


    Richard J. Smith    23501 Mound Road Warren, MI   48091
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ARTICLE VI (OPTIONAL. DELETE IF NOT APPLICABLE)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.


ARTICLE VII (OPTIONAL. DELETE IF NOT APPLICABLE)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.


SEAL APPEARS ONLY ON ORIGINAL

USE SPACE BELOW FOR ADDITIONAL ARTICLES OR FOR CONTINUATION OF PREVIOUS ARTICLES. PLEASE IDENTIFY ANY ARTICLE BEING CONTINUED OR ADDED. ATTACH ADDITIONAL PAGES IF NEEDED.


















I (We), the incorporator(s) sign my (our) name(s) this 15 day of January, 1985.

Richard J. Smith
-----------------------------------      -------------------------------------

-----------------------------------      -------------------------------------

-----------------------------------      -------------------------------------

-----------------------------------      -------------------------------------

-----------------------------------      -------------------------------------



SEAL APPEARS ONLY ON ORIGINAL

                    NOTE:  THE FOLLOWING ANNUAL REPORT HAS BEEN INCLUDED WITHIN

                    THE RECORD FOR THIS CORPORATION DUE TO THE FILING OF A

                    CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT ON THE

                    ANNUAL REPORT.  THE PRESENCE OF THIS REPORT IN NO WAY

                    IMPLIES THAT THE REPORT ITSELF, OTHER THAN THE INFORMATION

                    RELATED TO THE CHANGE OF REGISTERED OFFICE AND/OR RESIDENT

                    AGENT, HAS BEEN ACCEPTED BY THE CORPORATION AND SECURITIES

                    BUREAU.



SEAL APPEARS ONLY ON ORIGINAL

C&S 2500 (REV 1087)
MICHIGAN DEPARTMENT
OF COMMERCE
                           FOR BUREAU USE ONLY       894E O202 0117 P-MAR $15.00
                                                     894E 0202 0117 ORG&FI $5.00




               1988 MICHIGAN ANNUAL REPORT - PROFIT CORPORATIONS
                (Please read instructions before completing form)

     This report shall be filed by all profit corporations before May 16, 1988 showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. The report is required in accordance with the provisions of
Section 911, Act 284, Public Acts of 1972, as amended. Penalties may be assessed under the Act for failure to file.


                                                                      Insert
This Report Must                Report of Condition on          Corporation
be Filed before May 16, 1988    December 31, 1987 or 3/31/88    Number     122088

1. Corporate Name

          L D M INDUSTRIES INC.                                                                  (7)
          1250 Maplelawn                                                                          8
          Troy, MI  48084                                                                         9


2. Resident Agent - do not alter preprinted information    4. Federal      5.Term of
   in this item or item 3                                  Employer No.   Existence

   Richard J. Nash                                         38-2690171     PERPETUAL

3. Registered Office Address in         6. Incorporation Date   7. State of Incorporation
   Michigan - No., Street, City, Zip       01/15/1985                   MI
   23501 MOUND RD.                      8. Date of Admittance   9. Act Under Which Incorporated
   WARREN                  48091           (Foreign Corp.)         (If other than 1931, P.A.
                                                                    327 or 1972, P.A. 284)

10.(DOMESTIC CORPORATIONS ONLY) COMPLETE THIS SECTION ONLY IF THE RESIDENT AGENT
    IN ITEM 2 OR THE REGISTERED OFFICE IN ITEM 3 HAS CHANGED



a.  The name of the successor resident agent is:
                                                ------------------------------------------------
b.  The address of the registered office is changed to:

        1250 Maplelawn                  Troy                            , Michigan 48084
----------------------------------------------------------------------             -------------
   (Street Address)                     (City)                                     (ZIP Code)

c.  The mailing address of the registered office if different than above is:

                                                                        , Michigan
    -------------------------------------------------------------------            ----------
    (Address)                           (City)                                      (ZIP Code)

ADD $5.00 TO THE $15.00 ANNUAL REPORT FILING FEE IF THIS SECTION IS COMPLETED  FILED BY DEPARTMENT JAN 20 '89


11.  Principal business office, and, if different, principal place of business in Michigan:
     1250 Maplelawn, Troy, MI 48084

12.  Nature and type of business in which corporation is engaged:  holding company

13.  a.  Name of parent corporation:

     b.  List any subsidiary corporations:  Industrial Machining Corporation of Arkansas;
           LDM Sales Associates, Inc.; LOR, Inc.; OBM, Inc.

14.  Corporate Stock Report - Total Authorized Capital Stock (Not merely outstanding)

a. Shares With       No. of Shares Authorized        Par-Value       Total Authorized        Amount       Amount
   Par-Value              With Par-Value             Per Share           Capital           Subscribed     Paid-in
   COMMON               100,000                      $0.100           $10000.000          $              $  70.00
                                                                                          $              $
                                                                                          $              $
                                                                                          $              $

b. Shares Without    No. of Shares Authorized        Stated Value     No. of Shares          Amount       Amount
   Par-Value            Without Par Value              Per Share    Subscribed or Issued    Subscribed    Paid-in
                                                                                          $              $
                                                                                          $              $



                        0123 1989 3172 0169                                                              JAN 17 1989


SEAL APPEARS ONLY ON ORIGINAL

15. The following is a statement of assets and liabilities as shown by the books of the corporation on December 31, 1987 or 3/31/88 (close of fiscal year next preceding May 15, 1988) listed separately as to property within and without Michigan. The balance sheet of a Michigan corporation must be the same balance sheet as furnished to shareholders.

                                                                 WITHIN      WITHOUT
        ASSETS                             TOTAL                MICHIGAN    MICHIGAN        LIABILITIES AND EQUITY

Cash                                     $338,660                                     Notes and Accounts Payable, Trade   $775,000
Notes and Accounts Receivable              66,707                                     Notes and Accounts Payable, Other
Inventories                                                                           Accrued Expenses                     198,768
Prepaid Expenses                           81,220                                     Long Term Indebtedness               485,715
Non-current Notes and                                                                 Reserves and Contingent
  Accounts Receivable                                                                 Liabilities
Land                                                                                    Deferred Income Tax
Depreciable Assets
  Machinery and Equipment                 793,837
  Furniture and Fixtures
  Buildings                                                                           Stockholders Equity
  Other                                                                                   Common Stock (par value)              70
                                                                                          Preferred Stock (par value)

  Less Depreciation                       295,725                                     No Par Value Stock
                                                                                         (state value)
  Net Depreciable Assets                  498,112                                     Additional Paid-In Capital           109,752
Investments                                                                           Retained Earnings (deficit)          222,795
  Investments in Subsidiaries             482,392                                     Other
  Other Investments                       325,009                                         Total Stockholders Equity        332,617
Other Assets                            ---------                                                                       ----------


TOTAL ASSETS                            $1,792,100                                    TOTAL LIABILITIES & EQUITY        $1,792,100
                                        ==========                                                                      ==========


16.  Corporate Officers and Directors
------------------------------------------------------------------------------------
                OFFICE          NAME, STREET & NUMBER, CITY, STATE & ZIP CODE
------------------------------------------------------------------------------------
                 President      Richard J. Nash, 1250 Maplelawn, Troy, MI  48084
------------------------------------------------------------------------------------
                 Secretary      Michael Polselli, 1250 Maplelawn, Troy, MI 48084
                 -------------------------------------------------------------------
If Different
than President   Treasurer      Michael Polselli, 1250 Maplelawn, Troy, MI 48084
                 -------------------------------------------------------------------
                 Vice-President
------------------------------------------------------------------------------------
                 Director       Joe Balous,  1250 Maplelawn, Troy, MI  48084
                 -------------------------------------------------------------------
If Different
than Officers    Director
                 -------------------------------------------------------------------
                 Director
                 -------------------------------------------------------------------
                 Director



17.  Is 51% or more of this corporation owned and controlled
     by woman/women?        / / Yes      /xx/ No
     (A response to this question is voluntary and will be used for statistical purposes only).

18. The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors. After filing, this report is open to reasonable inspection by the public pursuant to Section 915, Act 284, Public Acts of 1972, as amended.

Filing Fee $15.00 (without change of agent or
                  registered office)                    Signed this 9th day of January, 1989.
Filing Fee $20.00 (with change of agent or
                  registered office in Item 10)

MAKE REMITTANCE PAYABLE TO:  "STATE OF MICHIGAN"        By               Michael Polselli
                                                             ----------------------------------------------------
                                                                 (Signature of Authorized Officer or Agent)*

                                                                         Michael Polselli, Secretary
                                                             ----------------------------------------------------
RETURN TO:                                                             (Type or Print Name and Title)
  DEPARTMENT OF COMMERCE
  CORPORATION AND SECURITIES BUREAU                     *If Item 10 has been completed, this report must be signed by the
  CORPORATION DIVISION                                  president, vice-president, chairperson, vice-chairperson, secretary or
  6546 MERCANTILE WAY                                   assistant secretary of the corporation.
  P.O. BOX 30057
  LANSING, MICHIGAN  48909  0123 1989 3172 0170




SEAL APPEARS ONLY ON ORIGINAL

C&S-541(3/92)                                     944E#7896 0518 ORG&FI   $10.00


     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU


  Date Received                                 (FOR BUREAU USE ONLY)



  MAY 18, 1994                                          FILED

                                                      MAY 23, 1994

Name Michael B. Lewis, Esq.                            ADMINISTRATOR
  Kerr, Russell and Weber                    MICHIGAN DEPARTMENT OF COMMERCE
---------------------------------------      CORPORATION & SECURITIES BUREAU
Address Suite 2500, 500 Woodward Avenue

  Detroit                 Michigan          48226
----------------------------------------------------
City                      State             Zip Code

                                             EXPIRATION DATE:  DECEMBER 31, 1999

DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

                                CERTIFICATE OF ASSUMED NAME
                      FOR USE BY CORPORATIONS AND LIMITED PARTNERSHIPS
                  (Please read information and instructions on reverse side)


        Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or
Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1. The true name of the corporation or limited partnership is: L D M Industries, Inc.


2.  The identification number assigned by the Bureau is:   1  2  2 - 0  8  8

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

       1250 Maplelawn                  Troy            Michigan        48084
       ------------------------------------------------------------------------
       (STREET ADDRESS)                (CITY)           (STATE)       (ZIP CODE)


4. The assumed name under which business is to be transacted is: LDM Technologies, Inc.


                               Signed this 13th day of May, 1994


                               By          Joe Balous
                                 ------------------------------------
                                           (SIGNATURE)

                               Joe Balous                    Chairman
                               --------------------------------------
                               (TYPE OR PRINT NAME)   (TYPE OR PRINT TITLE)

                               -------------------------------------------
                               (LIMITED PARTNERSHIPS ONLY-INDICATE NAME OF
                               GENERAL PARTNER IF A CORPORATION OR OTHER
                               ENTITY)



SEAL APPEARS ONLY ON ORIGINAL

C&S 560 (10/93)                                    942A#5905 0727 ORG&FI $187.50

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

   Date Received                             (FOR BUREAU USE ONLY)

   JUL 26 1994                                              FILED

Name     Michael B. Lewis, Esquire                         JUL 26 1994
------------------------------------------

Address                                                    Administrator
 500 Woodward Avenue, Suite 2500                 MICHIGAN DEPARTMENT OF COMMERCE
------------------------------------------       Corporation & Securities Bureau
City             State          ZIP Code     EFFECTIVE DATE:  July 31, 1994
 Detroit        MI              48226
------------------------------------------

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE.


                     CERTIFICATE OF MERGER / CONSOLIDATION

                  FOR USE BY DOMESTIC OR FOREIGN CORPORATIONS

            (Please read information and instructions on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:

1.  The Plan of Merger (Consolidation) is as follows:

    a. The name of each constituent corporation and its identification number is:

        LOR, Inc.                                                    387 - 584
        LDM Sales Associates, Inc.                                   388 - 584
    ---------------------------------------------------------------------------
        LDM Industries, Inc.                                         122 - 088
    ---------------------------------------------------------------------------

    b. The name of the surviving (new) corporation and its identification number is:

        LDM Industries Inc.                                           122 - 088
    ---------------------------------------------------------------------------

    c.  For each constituent stock corporation, state:

                                    Designation and
                                  number of outstanding        Indicate class or          Indicate class or
                                  shares in each class         series of shares             series entitled
    Name of corporation               or series                entitled to vote           to vote as a class
                                40,000 Series A Common
LOR, Inc.                       10,000 Series B Common          Series A and B
--------------------------      -----------------------         ---------------           ----------------------
                                40,000 Series A Common
LDM Sales Associates, Inc.      10,000 Series B Common          Series A and B
--------------------------      -----------------------         ---------------           ----------------------


LDM Industries Inc.                700 Common                   Common
--------------------------      -----------------------         ---------------           ----------------------

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

                                      N/A



SEAL APPEARS ONLY ON ORIGINAL

    d.  For each constituent nonstock corporation

       [(i) If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

        (ii) If it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.]

    e. The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows:

        Each authorized share of common stock of LOR, Inc. and LDM Sales Associates, Inc., issued or unissued, including those shares of stock issued and held by LDM Industries Inc. and Arrow Molded Plastics, Inc. shall be cancelled on the effective date of this Merger.

        See complete Plan of Merger, a copy of which is attached.

    f. If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:


                                      NONE


    g. Other provisions with respect to the merger (consolidation) are as follows:


                                      NONE

[2.  (Complete for any foreign corporation only)
    This merger (consolidation) is permitted by the laws of the state of the jurisdiction under which
    ---------------------------------                              -----------

    --------------------------------------------------------------------------
                           (name of foreign corporation)

    is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.]

3. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after receipt of this document in this office).

    The merger (consolidation) shall be effective on the 31st day of July, 1994.
                                                         ----        ----- ----

SEAL APPEARS ONLY ON ORIGINAL

4. (Complete applicable section for each constituent corporation)

  [a. (For domestic profit corporations only)

      The plan of merger was approved by the unanimous consent of the incorporators of
                       ------------------------------------------------,
      which has not commenced business, has not issued any shares, and has not elected a Board of Directors. (Incorporators must sign on this page of the Certificate.)

   b. (For profit corporations involved in a merger only)

      The plan of merger was approved by the Board of Directors of

      ------------------------------------------------, the surviving corporation, without the approval of the shareholders of that corporation in accordance with Section 701 of the Act.]

   c. (For profit corporations only)

      The plan of merger was adopted by the Board of Directors of the following constituent corporations:

                           LOR, Inc.
                           LDM Sales Associates, Inc.
                           LDM Industries Inc.
and was approved by the shareholders of those corporations in accordance with
Section 703a.

  [d. (For nonprofit corporations only)

      The plan of merger or consolidation was adopted by the Board of Directors
      (i) (Complete if organized upon a stock or membership basis)
      of                                                               and
         --------------------------------------------------------------
      was approved by the shareholders or members of that corporation in accordance with Sections 701 and 703(1) and (2), or pursuant to
      Section 407 by written consent and written notice, if required.
      (ii) (Complete if organized upon a directorship basis)
      of                                                              in
         -------------------------------------------------------------
      accordance with Section 703(3).]

Sign this area for item 4(a).
----------------------------

Signed this                   day of                        , 19       .
           ------------------       ------------------------    ------

---------------------------------------------------  -----------------------------------------------------------------

---------------------------------------------------  -----------------------------------------------------------------
Sign this area for items 4(b), 4(c), or 4(d).
                               Signed this                day of                                             ,19      .
                                          ---------------       ---------------------------------------------    -----
                                See Attached
                               ---------------------------------------------------------------------------------------
                                                         (Name of Corporation)

                               By
                                  ------------------------------------------------------------------------------------
                                  (Only signature of: President, Vice-President, Chairperson or Vice-Chairperson)


                                  ------------------------------------------------------------------------------------
                                                             (Type or Print Name and Title)


                               Signed this                day of                                             ,19       .
                                          ---------------       ---------------------------------------------    -----

                               ---------------------------------------------------------------------------------------
                                                         (Name of Corporation)

                               By
                                  ------------------------------------------------------------------------------------
                                  (Only signature of: President, Vice-President, Chairperson or Vice-Chairperson)


                                  ------------------------------------------------------------------------------------
                                                             (Type or Print Name and Title)



SEAL APPEARS ONLY ON ORIGINAL

                     CERTIFICATE OF MERGER/CONSOLIDATION
                          SIGNATURES FOR ITEM 4(c).



Signed this 14th day of July, 1994.

                                          LOR, INC.

                                          By: Joe Balous
                                             ---------------------------
                                             Joe Balous


                                             Its:  Vice-President



                                          LDM SALES ASSOCIATES, INC.

                                          By: Joe Balous
                                             ---------------------------
                                             Joe Balous

                                             Its:  Vice-President



                                          LDM INDUSTRIES INC.

                                          By: Joe Balous
                                             ---------------------------
                                             Joe Balous

                                             Its:  Chairman

                                 PLAN OF MERGER


     THIS PLAN OF MERGER is made this 14th day of July, 1994 by and among LDM Sales Associates, Inc., a Michigan corporation (hereinafter "LDM Sales"), LOR, Inc., a Michigan corporation (hereinafter "LOR"), and LDM Industries Inc., a Michigan corporation (hereinafter "LDM Industries"), as follows:

     RECITALS:

     A. LDM Sales, LOR, and LDM Industries are corporations duly organized, existing, and in good standing under the laws of the State of Michigan.

     B. The authorized capital of LDM Sales consists of 40,000 shares of $0.10 par value Series A common stock of which 40,000 shares are outstanding, and 10,000 shares of $0.10 par value Series B common stock of which 10,000 shares are outstanding.

     C. The authorized capital of LOR consists of 40,000 shares of $0.10 par value Series A common stock of which 40,000 shares are outstanding, and 10,000 shares of $0.10 par value Series B common stock of which 10,000 shares are outstanding.

     D. The authorized capital of LDM Industries consists of 100,000 shares of $0.10 par value common stock, of which 700 shares are outstanding.

     E. LDM Industries is the record owner of 100% of the outstanding shares of the Series A common stock of LDM Sales and LOR, representing 80% of the total outstanding common shares of stock of LDM Sales and LOR.

     F. Arrow Molded Plastics, Inc., an Ohio corporation ("Arrow"), is the owner of 100% of the outstanding shares of the Series B common stock of LDM Sales and LOR, representing 20% of the total outstanding common shares of stock of LDM Sales and LOR.

     G. The Directors of LDM Sales, LOR and LDM Industries believe that it is in the best interest of each of the respective corporations that LDM Sales and LOR be merged into LDM Industries.

     NOW, THEREFORE, in consideration of the mutual undertakings hereinafter set forth, LDM Sales, LOR and LDM Industries agree as follows:

     1. The Recitals set forth above are hereby incorporated into the body of this Plan of Merger.

     2. LDM Sales and LOR shall be merged into LDM Industries by the transfer to LDM Industries of all of the assets of LDM Sales and LOR, subject to all of their liabilities and obligations, which liabilities and obligations shall be assumed by LDM Industries in complete cancellation of all of the outstanding capital stock of LDM Sales and LOR.

     3. LDM Sales and LOR shall cease to exist and all of their business operations and activities shall thereafter be conducted by LDM Industries. All outstanding capital stock of LDM Sales and LOR shall be cancelled.

     4. In conformance with Internal Revenue Code Section 304(a)(2), Arrow will not receive stock of LDM Industries as a result of this merger.

     5. The Articles of Incorporation and Bylaws of LDM Industries, the surviving corporation, shall remain unchanged.

     6. The Directors and Officers of LDM Industries shall continue to hold office until their successors are chosen or elected in accordance with the Bylaws of LDM Industries.

     7. A Certificate of Merger will be filed with the Michigan Department of Commerce in accordance with the Michigan Business Corporation Act.

     8. The constituent corporations are LDM Sales Associates, Inc., a Michigan corporation, LOR, Inc., a Michigan corporation, and LDM Industries Inc., a Michigan corporation.

     9. Following the adoption of this Plan by LDM Sales, LOR and LDM Industries, the merger, the transfer of assets from LDM Sales and LOR to LDM Industries, the assumption of obligations and liabilities of LDM Sales and LOR by LDM Industries, and the cancellation of the capital stock of LDM Sales and LOR shall all be effective on July 31, 1994, upon the filing of a Certificate of Merger with the Michigan Department of Commerce, Corporation and Securities Bureau.


                                                    LDM SALES ASSOCIATES, INC.


                                                    By:  Joe Balous
                                                       ------------------
                                                         Joe Balous

                                                       Its: Vice-President

                                                LOR, INC.

                                                By: Joe Balous
                                                   ------------------------
                                                    Joe Balous

                                                    Its:  Vice-President


                                                LDM INDUSTRIES INC.

                                                By: Joe Balous
                                                   ------------------------
                                                    Joe Balous

                                                    Its:  Chairman

C&S-541 (3/92)                                      943D#9751 0728 ORG&FI $10.00

      MICHIGAN DEPARTMENT OF COMMERCE-CORPORATION AND SECURITIES BUREAU

   Date Received                             (FOR BUREAU USE ONLY)

   JUL 28 1994                                              FILED
The certificate must reflect the corporate
name as it appears on record with this                     AUG 02 1994
office.  We have adjusted Item #1 accordingly.
                                                          ADMINISTRATOR
Name     Michael B. Lewis, Esq.                 MICHIGAN DEPARTMENT OF COMMERCE
 Kerr, Russell and Weber                        CORPORATION & SECURITIES BUREAU
----------------------------------------
Address  Detroit Center, Suite 2500
 500 Woodward Avenue
----------------------------------------
City             State          Zip Code
 Detroit        Michigan        48226     EXPIRATION  DATE:  DECEMBER 31, 1999
----------------------------------------

DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

                         CERTIFICATE OF ASSUMED NAME
               FOR USE BY CORPORATIONS AND LIMITED PARTNERSHIPS
          (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.   The true name of the corporation or limited partnership is:
     L D M Industries Inc.

2.   The identification number assigned by the Bureau is:  122-088

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

     1250 Maplelawn Avenue      Troy             Michigan               48084
     ------------------------------------------------------------------------
     (STREET ADDRESS)           (CITY)           (STATE)          (ZIP CODE)

4.   The assumed name under which business is to be transacted is:
     LDM Industries, Inc.


                        Signed this        day of July             , 1994
                                    ------        -----------------

                        By  Michael B. Lewis
                        ------------------------------------------------------
                                            (SIGNATURE)

                        Michael B. Lewis                   Assistant Secretary
                        ------------------------------------------------------
                        (TYPE OR PRINT NAME)             (TYPE OR PRINT TITLE)


                        ------------------------------------------------------
                        (LIMITED PARTNERSHIPS ONLY-INDICATE NAME OF GENERAL PARTNER IF A CORPORATION OR OTHER ENTITY)


SEAL APPEARS ONLY ON ORIGINAL

C&S 551 (8/93)                                      096A#5304 0923 ORG&FI $62.50

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
                          & LAND DEVELOPMENT BUREAU

   Date Received                              (FOR BUREAU USE ONLY)

   SEP 20 1996                                              FILED

                   ADJUSTED PURSUANT TO                 SEP 20 1996
                   TELEPHONE AUTHORIZATION
                                                    ADMINISTRATOR
Name     Michael B. Lewis, Esq.             MI DEPARTMENT OF CONSUMER &
 Kerr, Russell and Weber, P.L.C.            INDUSTRY SERVICES CORPORATION,
--------------------------------------      SECURITIES & LAND DEVELOPMENT BUREAU
Address  Suite 2500, Detroit Center
 500 Woodward Avenue
--------------------------------------
City             State          Zip
 Detroit        Michigan        48226          EFFECTIVE DATE:  9-28-96
--------------------------------------

Document will be returned to the name and address you enter above.

                            CERTIFICATE OF MERGER
             FOR USE BY PARENT AND SUBSIDIARY PROFIT CORPORATIONS
          (Please read information and instructions on last page)
 Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporations execute the following Certificate:


1. a. The name of each constituent corporation and its identification number is/are:

         L D M Industries Inc. CID 122-088
         ----------------------------------------------------

         Arrow N.A., Inc., CID 619-350
         ----------------------------------------------------

     b.  The name of the surviving corporation and its identification number is:

         L D M Industries Inc. CID 122-088
         ----------------------------------------------------

     c.  For each subsidiary corporation, state:



                                        Number of outstanding           Number of shares owned by the
        Name of corporation             shares in each class            parent corporation in each class
      Arrow N.A., Inc.                      1,243 Common                             1,243
   ------------------------            ------------------------             ------------------------

   ------------------------            ------------------------             ------------------------

   ------------------------            ------------------------             ------------------------



SEAL APPEARS ONLY ON ORIGINAL

d. The manner and basis of converting the shares of each constituent corporation is as follows:



        At the Effective Time, each issued and outstanding share of Arrow N.A., Inc., all of which are owned by L D M Industries Inc., shall be retired and cancelled.




e. The amendments to the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows:


                        None.



f.      Other provisions with respect to the merger are as follows:


                        N/A

SEAL APPEARS ONLY ON ORIGINAL

 2.     (Complete for any foreign corporation only)


        This merger is permitted by the laws of the State of Ohio, the jurisdiction under which Arrow N.A., Inc.
                                 --------------------------------------
                                        (Name of Foreign Corporation)


        is formed and the plan of merger was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

[3.     (Delete if not applicable)

        The consent to the merger by the shareholders of the SUBSIDIARY corporation was obtained pursuant to its Articles of Incorporation. (Such consent is necessary if the Articles of Incorporation require approval of the merger by the vote of the holders of more than the percentage of the shares owned by the parent corporation.)

[4.     (Delete if not applicable)

        The consent to the merger by the shareholders of the PARENT corporation was obtained pursuant to its Articles of Incorporation. (Such consent is necessary if its Articles of Incorporation require shareholder approval of the merger, the plan of merger amends its Articles of Incorporation, or a subsidiary is to be the surviving corporation.)]

[5. (Complete only if an effective date is desired other than the date of filing)]

        The merger shall be effective on the 28th day of September, 1996.



                                Signed this 17th day of September, 1996.

                        L D M Industries Inc.
                        -----------------------------------------------------
                                                (Name of parent corporation)


                                By:

                                   Joe Balous
                                   ------------------------------
                                   (Only Signature of: President,
                                   Vice-President, Chairperson,
                                   Vice-Chairperson)

                                Joe Balous, Chairman of the Board
                                ----------------------------------------------
                                                (Type or Print Name and Title)



SEAL APPEARS ONLY ON ORIGINAL

C&S 541 (13/96)                                                                                   096D#3421 0925 ORG&FI $10.00

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
-----------------------------------------------------------------------------------------------------------------------------
        Date Received
         Sep 25 1996                                               (FOR BUREAU USE ONLY)
------------------------------------
                                                                           FILED

--------------------------------------------------------------           OCT 17 1996
Name Michael B. Lewis, Esq.
Kerr, Russell and Weber, P.L.C.                                                        Administrator
--------------------------------------------------------------        MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Address Suite 2500, Detroit Center                                  CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
500 Woodward Avenue
--------------------------------------------------------------      EXPIRATION DATE:
City             State             Zip                              DECEMBER 31, 2001
Detroit          Michigan          48226
---------------------------------------------------------------------------------------------------------------------------


Document will be returned to the name and address you enter above.


                                                    CERTIFICATE OF ASSUMED NAME
                           FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
                                    (Please read information and instructions on reverse side)


        Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public
Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993
(limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following
Certificate:

1.      The true name of the corporation, limited partnership, or limited liability company is:
                                                L D M Industries Inc.

2.      The identification number assigned by the Bureau is: 122-088

3.      The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

        1250 Maplelawn Avenue                     Troy                             Michigan 48084
        (Street Address)                         (City)                             (State)    (Zip code)

4.      The assumed name under which business is to be transacted is:  Arrow N.A., Inc.


                           COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.


                                Signed this 23rd day of September , 1996

                                By:  Michael B. Lewis
                                     (Signature)

                                Michael B. Lewis, Assistant Secretary
                                (Type or Print Name and Title)

                                -------------------------------------------------------------------------------------------------
                                (Limited Partnerships Only - Indicate Name of General Partner if a Corporation or Other Entity)
KM

SEAL APPEARS ONLY ON ORIGINAL


C&S 515 (6/95)                                      096D#0879 1114 ORG&FI $12.50

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
                          & LAND DEVELOPMENT BUREAU

   Date Received                              (FOR BUREAU USE ONLY)

   NOV 13 1996                                              FILED

                                                        NOV 13 1996

                                                    ADMINISTRATOR
Name     Michael B. Lewis, Esq.             MI DEPARTMENT OF CONSUMER &
 Kerr, Russell and Weber, P.L.C.            INDUSTRY SERVICES CORPORATION,
Address  Suite 2500, Detroit Center         SECURITIES & LAND DEVELOPMENT BUREAU
 500 Woodward Avenue
City             State          Zip

 Detroit        Michigan        48226          EFFECTIVE DATE:

Document will be returned to the name and address you enter above.


          CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                       FOR USE BY DOMESTIC CORPORATIONS
           (Please read information and instructions on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The present name of the corporation is: L D M Industries Inc.


2.   The identification number assigned by the Bureau is:  122-088
                                                         ---------------------


3.   The location of its registered office is:


     1250 Maplelawn Avenue             Troy             MICHIGAN        48084
     --------------------------------------------------------------------------
     (Street Address)                  (City)                        (Zip Code)


4.   Article   1       of the Articles of Incorporation is hereby amended to
             ---------
     read as follows:

     The name of the corporation is LDM Technologies, Inc.

     Article IV Section 1 of the Articles of Incorporation is hereby amended to read as follows:

     1. The address of the registered office is: 2500 Executive Hills Drive, Auburn Hills, Michigan 48326

AN 12.50 37677 CK

SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

   a. The foregoing amendment to the Articles of Incorporation were duly --- adopted on the __ day of ____________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors of Trustees.

         Signed this _______ day of _______________, 19 ____


         ------------------------------     --------------------------------
                 (Signature)                            (Signature)


         ------------------------------     --------------------------------
             (Type or Print Name)                   (Type or Print Name)


         ------------------------------     --------------------------------
                 (Signature)                            (Signature)


         ------------------------------     --------------------------------
             (Type or Print Name)                   (Type or Print Name)


   b. X The foregoing amendment to the Articles of Incorporation was duly --- adopted on 1st day of November, 1996.


         The amendment: (check one of the following)

             was duly adopted in accordance with Section 611(2) of the Act by --- the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a non-stock directorship basis. The necessary votes were cast in favor of the amendment.

             was duly adopted by the written consent of all the directors
         --- pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a non-stock directorship basis.

             was duly adopted by the written consent of the shareholders or --- members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          X was duly adopted by the written consent of all the shareholders or --- members entitled to vote in accordance with Section 407(3) of the
             Act if a non-profit corporation, and Section 407(2) of the Act if a profit corporation.



                            Signed this 1st day of November, 1996

                            By:   Richard J. Nash
                                -------------------------------------
                                           (Signature)

                            Richard J. Nash, President
                            -----------------------------------------
                                  (Type or Print Name and Title)

SEAL APPEARS ON ORIGINAL

C&S 541 (3/96)                                      096D#0880 1114 ORG&FI $12.50

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
                          & LAND DEVELOPMENT BUREAU

   Date Received                              (FOR BUREAU USE ONLY)

   NOV 13 1996                                              FILED

                                                        NOV 13 1996

                                                    ADMINISTRATOR
Name     Michael B. Lewis, Esq.             MI DEPARTMENT OF CONSUMER &
 Kerr, Russell and Weber, P.L.C.            INDUSTRY SERVICES CORPORATION,
Address  Suite 2500, Detroit Center         SECURITIES & LAND DEVELOPMENT BUREAU
 500 Woodward Avenue
City             State          Zip

Detroit        Michigan        48226          EXPIRATION DATE: 12-31-2001

Document will be returned to the name and address you enter above.


                         CERTIFICATE OF ASSUMED NAME
FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
          (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liabilities companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is: LDM Technologies, Inc.

2.   The identification number assigned by the Bureau is:   122-088
                                                          ---------------------
3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

     2500 Executive Hills Drive    Auburn Hills       MI               48326
     ------------------------------------------------------------------------
     (Street Address)              (City)           (State)        (Zip Code)

4.   The assumed name under which business is to be transacted is:
     LDM Industries, Inc.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.


                        Signed this   1st  day of November         ,     1996
                                    ------        -----------------      ----

                        By  Richard J. Nash
                        ------------------------------------------------------
                            (Signature)

                        Richard J. Nash, President
                        ------------------------------------------------------
                        (Type or Print Name and Title)


                        ------------------------------------------------------
                        (Limited Partnerships Only-Indicate Name of General Partner if a Corporation or Other Entity)

AN CK 12.50 37678

SEAL APPEARS ONLY ON ORIGINAL